Exhibit 99.1

FOR IMMEDIATE RELEASE
May 25, 2005

Novell Reports Financial Results for Second Fiscal Quarter 2005

WALTHAM, Mass. – May 25, 2005 — Novell, Inc. (NASDAQ:NOVL) today announced financial results for its second fiscal quarter ended April 30, 2005. For the quarter, Novell reported revenues of $297 million, compared to revenues of $294 million for the second fiscal quarter 2004. Net loss available to common stockholders in the second fiscal quarter 2005 was $16 million, or a $0.04 loss per diluted common share. This compared to a net loss available to common stockholders of $15 million, or a $0.04 loss per diluted common share, for the second fiscal quarter 2004.

On a non-GAAP basis, adjusted net income available to common stockholders for the second fiscal quarter 2005 was $1 million, or $0.00 per diluted common share, which excludes $6 million of restructuring and acquired in-process research and development expenses, $1 million of long-term investment impairments and a net $11 million for income taxes related to non-GAAP adjustments. This compares to non-GAAP adjusted net income available to common stockholders for the second fiscal quarter 2004 of $14 million, or $0.03 per diluted common share, which excludes the effect of a preferred stock deemed dividend of $26 million, restructuring expenses of $5 million, investment impairments of $1 million and a $2 million gain on a sale of property, plant and equipment. Full details on Novell's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial schedules that are a part of this release.

In the second fiscal quarter 2005, foreign currency exchange rates favorably impacted total revenue by approximately $8 million year-over-year. Foreign currency exchange rates favorably impacted net income by $2 million year-over-year.

During the second fiscal quarter 2005, Novell recognized revenue of $8 million from subscriptions to SUSE™ LINUX Enterprise Server (SLES). Sales of subscriptions to SUSE LINUX Enterprise Server totaled 19,000 units in the quarter.

“Our results this quarter reflect the significant investments we are making to reposition Novell,” said Jack Messman, Chairman and CEO of Novell. “I am confident that these investments will lead to increased customer acceptance of our solid solution offerings in the Linux and Identity Driven computing segments.”

On the balance sheet, cash and short-term investments were $1.6 billion at April 30, 2005, compared with $1.7 billion at January 31, 2005. Days sales outstanding (DSO) in accounts receivable was 59 days at the end of the second fiscal quarter 2005, down from 67 days in the year ago quarter. Deferred revenue was $321 million at the end of the second fiscal quarter 2005, up $25 million or 8% year over year. Cash flow from operations was a negative $25 million for the second fiscal quarter 2005, up from a negative $28 million a year ago.

A summary of Novell’s vision, mission and strategy can be accessed on the Novell® Web site at: www.novell.com/company/ir/qresults.

Conference call notification and Web access detail

A live Webcast of a Novell conference call to discuss the quarter will be broadcast at 5PM ET May 25, 2005, from Novell’s Investor Relations Web page: http://www.novell.com/company/ir/qresults/. The domestic conference call dial-in number is 888-323-5254, password “Novell”, and the international dial-in number is +1-773-756-4625, password “Novell”.

The call will be archived on the Web site approximately 15 minutes after its conclusion, and will be available for telephone playback through midnight, June 7. The domestic toll-free replay number is 866-469-7805, and the international replay number is +1-203-369-1473.

A copy of this press release is posted on Novell's Web site at: http://www.novell.com/company/ir/qresults/.

Legal notice regarding forward-looking statements

This press release includes statements that are not historical in nature and that may be characterized as “forward-looking statements,” including those related to future financial and operating results, benefits and synergies of the company’s brands and strategies, future opportunities and the growth of the market for open source and identity management solutions. You should be aware that Novell’s actual results could differ materially from those contained in the forward-looking statements, which are based on current expectations of Novell management and are subject to a number of risks and uncertainties, including, but not limited to, Novell’s ability to integrate acquired operations and employees, Novell’s success in executing its Linux and identity management strategies, Novell’s ability to take a competitive position in the Linux and identity management industries, business conditions and the general economy, market opportunities, potential new business strategies, competitive factors, sales and marketing execution, shifts in technologies or market demand and the other factors described in Novell's Annual Report on Form 10-K filed with the Securities and Exchange Commission on January 13, 2005. Novell disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.

About Novell

Novell, Inc. (Nasdaq: NOVL) is a leading provider of infrastructure software and services to over 50,000 customers in 43 countries. With more than 20 years of experience in data center, workgroup and desktop solutions, Novell's 6,000 employees, 5,000 partners and support centers around the world are meeting customer requirements for identity-driven computing and Linux solutions. By providing enterprise-class software and support for commercial and open source software, Novell delivers increased operating flexibility and choice at a lower total cost of ownership. More information about Novell can be found at http://www.novell.com.

_________________

Novell is a registered trademark of Novell, Inc. in the United States and other countries. SUSE is a trademark of SUSE LINUX Products GmbH, a Novell business. * Linux is a registered trademark of Linus Torvalds. All other third-party trademarks are the property of their respective owners.

Press Contact:

Bruce Lowry
Novell, Inc.
Phone: 415-383-8408
E-Mail: blowry@novell.com

Investor Relations Contact:

Bill Smith
Novell, Inc.
Phone: 800-317-3195
E-Mail: wsmith@novell.com

                              Novell, Inc.
            Consolidated Unaudited Condensed Statements of Operations
                   (In thousands, except per share data)

                                                       Fiscal Quarter Ended                     Fiscal Year-to-Date
                                                 ---------------------------------        ---------------------------------
                                                 Apr 30, 2005       Apr 30, 2004          Apr 30, 2005       Apr 30, 2004
                                                 --------------     --------------        --------------     --------------
Net revenue
   New software licenses                              $ 45,768           $ 60,250              $ 90,064          $ 115,019
   Maintenance and services                            251,283            233,306               497,115            445,644
                                                 --------------     --------------        --------------     --------------
Total net revenue                                      297,051            293,556               587,179            560,663
                                                 --------------     --------------        --------------     --------------

Cost of revenue
   New software licenses                                 4,863              6,087                 9,495             11,008
   Maintenance and services                            112,478            100,355               219,897            190,310
                                                 --------------     --------------        --------------     --------------
Total cost of revenue                                  117,341            106,442               229,392            201,318
                                                 --------------     --------------        --------------     --------------

Gross profit                                           179,710            187,114               357,787            359,345
                                                 --------------     --------------        --------------     --------------

Operating (income) expenses
    Sales and marketing                                 98,479             93,646               192,488            175,415
    Product development                                 51,652             52,031               100,645            102,230
    General and administrative                          30,140             24,215                58,380             50,472
    Restructuring expenses                               5,361              4,737                11,780              4,737
    Acquired in-process research and development           480                  -                   480                  -
    Gain on sale of property, plant and equipment            -             (1,977)               (1,589)            (1,977)
    Gain on settlement of potential litigation               -                  -              (447,560)                 -
                                                 --------------     --------------        --------------     --------------
Total operating (income) expenses                      186,112            172,652               (85,376)           330,877
                                                 --------------     --------------        --------------     --------------

Income (loss) from operations                           (6,402)            14,462               443,163             28,468

Other income (expense), net                              7,455                375                12,490              2,852
                                                 --------------     --------------        --------------     --------------

Income before income taxes                               1,053             14,837               455,653             31,320

Income tax expense                                      16,680              4,454                76,119             10,802
                                                 --------------     --------------        --------------     --------------

Net income (loss)                                    $ (15,627)          $ 10,383             $ 379,534           $ 20,518
                                                 ==============     ==============        ==============     ==============

Deemed dividend related to beneficial
   conversion feature of preferred stock                     -            (25,680)                    -            (25,680)
Preferred stock dividends                                 (125)              (102)                 (250)              (102)
Allocation of earnings to preferred stockholders             -                  -                (3,974)                 -
                                                 --------------     --------------        --------------     --------------

Net income (loss) available to
   common stockholders - basic                       $ (15,752)         $ (15,399)            $ 375,310           $ (5,264)
                                                 ==============     ==============        ==============     ==============

Net income (loss) available to
   common stockholders - diluted                     $ (15,752)         $ (15,399)            $ 378,296           $ (5,264)
                                                 ==============     ==============        ==============     ==============

Net income (loss) per common share:
    Basic                                              $ (0.04)           $ (0.04)               $ 0.99            $ (0.01)
    Diluted                                            $ (0.04)           $ (0.04)               $ 0.87            $ (0.01)

Weighted average shares:
    Basic                                              378,219            384,528               377,738            381,547
    Diluted                                            378,219            384,528               434,962 *          381,547

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

* Year-to-date fiscal 2005 diluted weighted average shares includes 52 million potential common shares related to convertible debt which are not included in the current quarter calculation because they are anti-dilutive.

                                 Novell, Inc.
                Consolidated Unaudited Condensed Balance Sheets
                               (In thousands)

ASSETS                                                           Apr 30, 2005              Oct 31, 2004
                                                               -----------------          ----------------

Current assets
    Cash and cash equivalents                                         $ 986,879                 $ 434,404
    Short-term investments                                              610,862                   777,063
    Receivables, net                                                    209,676                   269,431
    Prepaid expenses                                                     30,298                    25,190
    Other current assets                                                 29,232                    28,846
                                                               -----------------          ----------------
Total current assets                                                  1,866,947                 1,534,934

Property, plant and equipment, net                                      218,587                   231,468
Long-term investments                                                    57,337                    55,986
Goodwill                                                                391,904                   391,088
Intangible assets, net                                                   65,591                    48,616
Deferred income taxes                                                       401                         -
Other assets                                                             28,146                    29,456
                                                               -----------------          ----------------

Total assets                                                         $2,628,913                $2,291,548
                                                               =================          ================

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities
    Accounts payable                                                   $ 48,196                  $ 55,956
    Accrued compensation                                                103,648                   126,612
    Other accrued liabilities                                            90,432                    98,983
    Income taxes payable                                                 52,565                    37,077
    Deferred revenue                                                    321,181                   374,186
                                                               -----------------          ----------------
Total current liabilities                                               616,022                   692,814

Deferred income taxes                                                     4,096                     3,855
Senior convertible debentures                                           600,000                   600,000
                                                               -----------------          ----------------

Total liabilities                                                     1,220,118                 1,296,669

Minority interests                                                        5,918                     6,515

Preferred stock                                                          25,000                    25,000

Stockholders' equity                                                  1,377,877                   963,364
                                                               -----------------          ----------------

Total liabilities and stockholders' equity                           $2,628,913                $2,291,548
                                                               =================          ================

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                                    Novell, Inc.
             Consolidated Unaudited Condensed Statements of Cash Flows
                                   (In thousands)

                                                                                        Fiscal Quarter Ended             Fiscal Year-to-Date
                                                                                     ---------------------------      --------------------------
                                                                                     Apr 30, 2005   Apr 30, 2004      Apr 30, 2005  Apr 30, 2004
                                                                                     ------------   ------------      ------------  ------------

Cash flows from operating activities:
    Net income (loss)                                                                  $ (15,627)      $ 10,383         $ 379,534      $ 20,518
    Adjustments to reconcile net income (loss) to net cash (used) provided by operating activities:
      Depreciation and amortization                                                       18,306         10,940            31,201        27,092
      Change in accounts receivable allowances                                              (570)        (1,105)           (5,789)       (1,924)
      Income tax benefits related to stock plans                                           9,000              -            13,260             -
      Utilization of previously reserved acquired net operating losses                       600              -            29,600             -
      Gain on sale of property, plant and equipment                                            -         (1,977)           (1,589)       (1,977)
      Impairment of investments                                                              917            750             1,930         1,896
      Acquired in-process research and development                                           480              -               480             -
      Changes in current assets and liabilities, excluding the effect of acquisitions    (37,900)       (47,275)          (21,774)      (42,868)
                                                                                     ------------   ------------      ------------  ------------

    Net cash (used) provided by operating activities                                     (24,794)       (28,284)          426,853         2,737
                                                                                     ------------   ------------      ------------  ------------

Cash flows from financing activities:
     Issuance of common stock, net                                                         8,512         18,127            12,979        46,620
     Issuance of convertible preferred stock                                                   -         50,000                 -        50,000
     Payment of cash dividends on preferred stock                                              -           (102)             (250)         (102)
                                                                                     ------------   ------------      ------------  ------------

    Net cash provided by financing activities                                              8,512         68,025            12,729        96,518
                                                                                     ------------   ------------      ------------  ------------

Cash flows from investing activities:
    Purchases of property, plant and equipment                                            (6,035)        (6,547)          (11,684)      (12,013)
    Proceeds from the sale of property, plant and equipment                                    -          1,977            10,421         1,977
    Short-term investment activity                                                       274,081        (45,213)          162,375            53
    Cash paid for acquisition of SUSE, net of cash acquired                                    -              -                 -      (200,298)
    Cash paid for acquisiton of Tally and Immunix, net of cash acquired                  (33,829)             -           (33,829)            -
    Other                                                                                 (2,900)        (2,327)          (14,390)       (2,434)
                                                                                     ------------   ------------      ------------  ------------

    Net cash provided (used) in investing activities                                     231,317        (52,110)          112,893      (212,715)
                                                                                     ------------   ------------      ------------  ------------

Increase (decrease) in cash and cash equivalents                                         215,035        (12,369)          552,475      (113,460)

Cash and cash equivalents - beginning of period                                          771,844        265,841           434,404       366,932
                                                                                     ------------   ------------      ------------  ------------

Cash and cash equivalents - end of period                                              $ 986,879      $ 253,472         $ 986,879     $ 253,472
                                                                                     ============   ============      ============  ============

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                                   Novell, Inc.
                    Unaudited Non-GAAP Adjusted Earnings Information
                       (In thousands, except per share data)

                                                                  GAAP                          Non-GAAP
                                                                As Reported     Adjustments     Adjusted
                                                               --------------------------------------------

  Fiscal quarter ended April 30, 2005
  Net revenue                                                    $ 297,051            $ -        $ 297,051
  Gross profit                                                     179,710              -          179,710
  Income (loss) from operations                                     (6,402)         5,841  (a)        (561)
  Income before income taxes                                         1,053          6,758  (b)       7,811
  Net income (loss)                                                (15,627)        17,092  (c)       1,465
  Diluted net income (loss) available to common stockholders       (15,752)        17,078  (d)       1,326
  Diluted net income (loss) per common share                       $ (0.04)        $ 0.04  (d)      $ 0.00
  Diluted weighted average shares                                  378,219          4,384  (e)     382,603

  Fiscal quarter ended January 31, 2005
  Net revenue                                                    $ 290,128            $ -        $ 290,128
  Gross profit                                                     178,077              -          178,077
  Income from operations                                           449,565       (442,730) (f)       6,835
  Income before income taxes                                       454,600       (441,717) (g)      12,883
  Net income                                                       395,161       (385,095) (h)      10,066
  Diluted net income available to common stockholders              392,384       (382,547) (i)       9,837
  Diluted net income per common share                               $ 0.90        $ (0.87) (i)      $ 0.03
  Diluted weighted average shares                                  435,467        (52,074) (j)     383,393

  Fiscal quarter ended April 30, 2004
  Net revenue                                                    $ 293,556            $ -        $ 293,556
  Gross profit                                                     187,114              -          187,114
  Income from operations                                            14,462          2,929  (k)      17,391
  Income before taxes                                               14,837          3,679  (l)      18,516
  Net income                                                        10,383          3,408  (m)      13,791
  Diluted net income (loss) available to common shareholders       (15,399)        29,088  (n)      13,689
  Diluted net income (loss) per common share                       $ (0.04)        $ 0.07  (n)      $ 0.03
  Diluted weighted average shares                                  384,528         12,946  (o)     397,474

  Footnotes related to adjustments:
  (a) Reflects restructuring expenses of $5.4 million and acquired in-process research and development expense of $.5 million.

  (b) Reflects the items in footnote (a) and long-term investment impairments of $.9 million.

  (c) Reflects the items in footnotes (a) and (b) and the related tax adjustments, including a $12.1 million adjustment related to the cumulative tax effect of a settlement of potential litigation.

  (d) Reflects the items in footnotes (a), (b) and (c) and the related adjustments to the allocation of earnings to preferred stockholders.

  (e) Reflects potential common shares related to stock options and unvested restricted stock that are added to weighted average shares in computing non-GAAP diluted net income per common share.

  (f) Reflects a net gain on a settlement of potential litigation of $447.6 million, restructuring expenses of $6.4 million and a gain on the sale of property, plant and equipment of $1.6 million.

  (g) Reflects the items in footnote (f) and long-term investment impairments of $1 million.

  (h) Reflects the items in footnotes (f) and (g) and the related tax adjustments.

  (i) Reflects the items in footnotes (f), (g) and (h), a $4 million decrease in the allocation of earnings to preferred stockholders, and the addition of $1.5 million in convertible debt interest expense.

  (j) Reflects potential common shares related to convertible debt that are anti-dilutive when included with other dilutive shares in computing non-GAAP diluted net income per common share.

  (k) Reflects restructuring expenses of $4.7 million, a gain on the sale of property, plant and equipment of $2.0 million and integration costs related to SUSE of $0.2 million.

  (l) Reflects the items in footnote (k) and long-term investment impairments of $0.8 million.

  (m) Reflects the items in footnotes (k) and (l), and the necessary related tax adjustments.

  (n) Reflects the items in footnotes (k), (l) and (m) and a beneficial conversion feature of $25.7 million.

  (o) Reflects potential common shares mainly related to stock options that are added to weighted average shares in computing non-GAAP diluted net income per common share.

                                                                  Novell, Inc.
                                               Consolidated Unaudited Condensed Statements of Operations
                                                     (In thousands, except per share data)

                                                                          Fiscal Year                                                Trailing Four
                                                       Q2 2004%         2004       %     Q1 2005       %     Q2 2005       %      Quarters     %
                                                     ------------------   ----------- ------ ----------- ------- ----------- -------  ----------- ------
Net revenue
   New software licenses                               $ 60,250   20.5     $ 234,037   20.1    $ 44,296    15.3    $ 45,768    15.4    $ 209,082   17.5
   Maintenance and services                             233,306   79.5       931,880   79.9     245,832    84.7     251,283    84.6      983,351   82.5
                                                     ------------------   ----------- ------ ----------- ------- ----------- -------  ----------- ------
Total net revenue                                       293,556  100.0     1,165,917  100.0     290,128   100.0     297,051   100.0    1,192,433  100.0
                                                     ------------------   ----------- ------ ----------- ------- ----------- -------  ----------- ------

Cost of revenue
   New software licenses                                  6,087    2.1        23,478    2.0       4,632     1.6       4,863     1.6       21,963    1.8
   Maintenance and services                             100,355   34.2       392,201   33.6     107,419    37.0     112,478    37.9      421,790   35.4
                                                     ------------------   ----------- ------ ----------- ------- ----------- -------  ----------- ------
Total cost of revenue                                   106,442   36.3       415,679   35.7     112,051    38.6     117,341    39.5      443,753   37.2
                                                     ------------------   ----------- ------ ----------- ------- ----------- -------  ----------- ------

Gross profit                                            187,114   63.7       750,238   64.3     178,077    61.4     179,710    60.5      748,680   62.8
                                                     ------------------   ----------- ------ ----------- ------- ----------- -------  ----------- ------

Operating (income) expenses
    Sales and marketing                                  93,646   31.9       362,569   31.1      94,009    32.4      98,479    33.2      379,642   31.8
    Product development                                  52,031   17.7       198,614   17.0      48,993    16.9      51,652    17.4      197,029   16.5
    General and administrative                           24,215    8.2       102,437    8.8      28,240     9.7      30,140    10.1      110,345    9.3
    Restructuring expenses                                4,737    1.6        22,903    2.0       6,419     2.2       5,361     1.8       29,946    2.5
    Acquired in-process research and development              -      -             -      -           -       -         480     0.2          480    0.0
    Gain on sale of property, plant and equipment        (1,977)  (0.7)       (1,977)  (0.2)     (1,589)   (0.5)          -       -       (1,589)  (0.1)
    Gain on settlement of potential litigation                -      -             -      -    (447,560) (154.3)          -       -     (447,560) (37.5)
                                                     ------------------   ----------- ------ ----------- ------- ----------- -------  ----------- ------
Total operating (income) expenses                       172,652   58.8       684,546   58.7    (271,488)  (93.6)    186,112    62.7      268,293   22.5
                                                     ------------------   ----------- ------ ----------- ------- ----------- -------  ----------- ------

Income (loss) from operations                            14,462    4.9        65,692    5.6     449,565   155.0      (6,402)   (2.2)     480,387   40.3
                                                     ------------------   ----------- ------ ----------- ------- ----------- -------  ----------- ------

Other income (expense)
    Investment income                                     2,464    0.8        17,986    1.5       8,440     2.9       9,323     3.1       29,773    2.5
    Other, net                                           (2,089)  (0.7)       (8,704)  (0.7)     (3,405)   (1.2)     (1,868)   (0.6)     (10,853)  (0.9)
                                                     ------------------   ----------- ------ ----------- ------- ----------- -------  ----------- ------
Other income (expense), net                                 375    0.1         9,282    0.8       5,035     1.7       7,455     2.5       18,920    1.6
                                                     ------------------   ----------- ------ ----------- ------- ----------- -------  ----------- ------

Income (loss) before income taxes                        14,837    5.1        74,974    6.4     454,600   156.7       1,053     0.4      499,307   41.9

Income tax expense                                        4,454    1.5        17,786    1.5      59,439    20.5      16,680     5.6       83,103    7.0
                                                     ------------------   ----------- ------ ----------- ------- ----------- -------  ----------- ------

Net income (loss)                                      $ 10,383    3.5      $ 57,188    4.9   $ 395,161   136.2   $ (15,627)   (5.3)   $ 416,204   34.9
                                                     ==================   =========== ====== =========== ======= =========== =======  =========== ======

Deemed dividend related to beneficial
   conversion feature of preferred stock                (25,680)  (8.7)      (25,680)  (2.2)          -       -           -       -            -      -
Preferred stock dividends                                  (102)  (0.0)         (416)  (0.0)       (125)   (0.0)       (125)   (0.0)        (564)  (0.0)
Allocation of earnings to preferred stockholders              -      -          (275)  (0.0)     (4,145)   (1.4)          -       -       (4,912)  (0.4)
                                                     ------------------   ----------- ------ ----------- ------- ----------- -------  ----------- ------

Net income (loss) available to
   common stockholders - basic                        $ (15,399)  (5.2)     $ 30,816    2.6   $ 390,891   134.7   $ (15,752)   (5.3)   $ 410,728   34.4
                                                     ==================   =========== ====== =========== ======= =========== =======  =========== ======

Net income (loss) available to
   common stockholders - diluted                      $ (15,399)  (5.2)     $ 30,816    2.6   $ 392,384   135.2   $ (15,752)   (5.3)   $ 414,195   34.7
                                                     ==================   =========== ====== =========== ======= =========== =======  =========== ======

Net income (loss) per common share:
   Basic                                                $ (0.04)              $ 0.08             $ 1.04             $ (0.04)              $ 1.09
   Diluted                                              $ (0.04)              $ 0.08             $ 0.90             $ (0.04)              $ 0.97
                                                     ===========          ===========        ===========         ===========          ===========

Weighted average shares:
    Basic                                               384,528              380,715            377,257             378,219              378,156
    Diluted                                             384,528              390,694            435,467             378,219              427,966

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                                                              Novell, Inc.
                                             Unaudited Trended Solutions and Segment Revenue
                                                             (In thousands)

                                                                           Fiscal Year                                                          Trailing Four
Revenue by solution                                   Q2 2004%         2004         %      Q1 2005        %       Q2 2005        %        Quarters       %
                                                    ------------ -------- ------------- ------- ------------- -------  ------------- -------   ------------- -------

  IT software and solutions

    Identity-based computing
      Identity management & web services               $ 24,051      8.2     $ 101,531     8.7      $ 26,843     9.3       $ 25,734     8.7       $ 107,585     9.0
      Resource management                                29,902     10.2       124,337    10.7        29,969    10.3         31,336    10.5         126,411    10.6
                                                    ------------ -------- ------------- ------- ------------- -------  ------------- -------   ------------- -------
    Total identity-based computing                       53,953     18.4       225,868    19.4        56,812    19.6         57,071    19.2         233,997    19.6
                                                    ------------ -------- ------------- ------- ------------- -------  ------------- -------   ------------- -------

    Cross platform services
      Linux & platform services                          89,447     30.5       349,593    30.0        82,151    28.3         79,620    26.8         344,046    28.9
      Collaboration & other products                     31,910     10.9       123,544    10.6        26,720     9.2         29,036     9.8         118,051     9.9
                                                    ------------ -------- ------------- ------- ------------- -------  ------------- -------   ------------- -------
    Total cross platform services                       121,358     41.3       473,137    40.6       108,871    37.5        108,656    36.6         462,096    38.8
                                                    ------------ -------- ------------- ------- ------------- -------  ------------- -------   ------------- -------

        Total software licenses & maintenance           175,311     59.7       699,005    60.0       165,683    57.1        165,727    55.8         696,093    58.4

    Worldwide services                                   76,452     26.0       304,848    26.1        80,396    27.7         87,417    29.4         325,446    27.3
                                                    ------------ -------- ------------- ------- ------------- -------  ------------- -------   ------------- -------

  Total IT software and solutions                       251,763     85.8     1,003,853    86.1       246,079    84.8        253,144    85.2       1,021,539    85.7

  Celerant consulting                                    41,793     14.2       162,064    13.9        44,049    15.2         43,907    14.8         170,893    14.3
                                                    ------------ -------- ------------- ------- ------------- -------  ------------- -------   ------------- -------

Total net revenue by solution                         $ 293,556    100.0   $ 1,165,917   100.0     $ 290,128   100.0      $ 297,051   100.0     $ 1,192,433   100.0
                                                    ============ ======== ============= ======= ============= =======  ============= =======   ============= =======

Revenue by segment

  North America                                       $ 124,815     42.5     $ 514,477    44.1     $ 123,763    42.7      $ 125,219    42.2       $ 522,884    43.9
  EMEA                                                   99,016     33.7       378,273    32.4        95,551    32.9         99,044    33.3         386,001    32.4
  Asia Pacific                                           15,391      5.2        61,774     5.3        14,671     5.1         14,181     4.8          60,416     5.1
  Latin America                                           5,363      1.8        21,026     1.8         5,219     1.8          5,346     1.8          20,440     1.7
  Japan                                                   7,178      2.4        28,304     2.4         6,875     2.4          9,354     3.1          31,799     2.7
  Celerant Consulting                                    41,793     14.2       162,063    13.9        44,049    15.2         43,907    14.8         170,893    14.3
                                                    ------------ -------- ------------- ------- ------------- -------  ------------- -------   ------------- -------

Total net revenue by segment                          $ 293,556    100.0   $ 1,165,917   100.0     $ 290,128   100.0      $ 297,051   100.0     $ 1,192,433   100.0
                                                    ============ ======== ============= ======= ============= =======  ============= =======   ============= =======

Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

$13.5 million Q3 2004 payment from The Canopy Group, Inc. is recorded in Linux & Platform Services as maintenance and services revenue in North America.

                                                                            Novell, Inc.
                                      Unaudited Trended Solutions Revenue by New Software Licenses and Maintenance and Services
                                                                          (In thousands)

                                                                         Fiscal Year                                                             Trailing Four
                                                   Q2 2004%         2004         %       Q1 2005        %         Q2 2005        %        Quarters       %
                                                -------------- -------  ------------- -------- ------------- --------  -------------- -------   ------------- --------
IT software and solutions

  Identity-based computing
    Identity management & web services
      New software licenses                           $ 9,087     3.1       $ 40,545      3.5       $ 9,724      3.4         $ 7,970     2.7        $ 41,079      3.4
      Maintenance and services                         14,965     5.1         60,986      5.2        17,119      5.9          17,764     6.0          66,507      5.6
                                                -------------- -------  ------------- -------- ------------- --------  -------------- -------   ------------- --------
                                                       24,052     8.2        101,531      8.7        26,843      9.3          25,734     8.7         107,585      9.0
                                                -------------- -------  ------------- -------- ------------- --------  -------------- -------   ------------- --------

    Resource management
      New software licenses                             9,029     3.1         40,505      3.5         6,938      2.4           7,171     2.4          35,472      3.0
      Maintenance and services                         20,873     7.1         83,832      7.2        23,031      7.9          24,165     8.1          90,939      7.6
                                                -------------- -------  ------------- -------- ------------- --------  -------------- -------   ------------- --------
                                                       29,902    10.2        124,337     10.7        29,969     10.3          31,336    10.5         126,411     10.6
                                                -------------- -------  ------------- -------- ------------- --------  -------------- -------   ------------- --------

  Cross platform services
    Linux & platform services
      New software licenses                            30,705    10.5        107,698      9.2        20,829      7.2          20,868     7.0          92,375      7.7
      Maintenance and services                         58,742    20.0        241,895     20.7        61,322     21.1          58,752    19.8         251,670     21.1
                                                -------------- -------  ------------- -------- ------------- --------  -------------- -------   ------------- --------
                                                       89,447    30.5        349,593     30.0        82,151     28.3          79,620    26.8         344,046     28.9
                                                -------------- -------  ------------- -------- ------------- --------  -------------- -------   ------------- --------

    Collaboration & other products
      New software licenses                            11,429     3.9         45,288      3.9         6,805      2.3           9,759     3.3          40,156      3.4
      Maintenance and services                         20,481     7.0         78,255      6.7        19,915      6.9          19,277     6.5          77,894      6.5
                                                -------------- -------  ------------- -------- ------------- --------  -------------- -------   ------------- --------
                                                       31,910    10.9        123,544     10.6        26,720      9.2          29,036     9.8         118,051      9.9
                                                -------------- -------  ------------- -------- ------------- --------  -------------- -------   ------------- --------

  Total software, licenses & maintenance
      New software licenses                            60,250    20.5        234,037     20.1        44,296     15.3          45,768    15.4         209,082     17.5
      Maintenance and services                        115,061    39.2        464,968     39.9       121,387     41.8         119,959    40.4         487,011     40.8
                                                -------------- -------  ------------- -------- ------------- --------  -------------- -------   ------------- --------
                                                      175,311    59.7        699,005     60.0       165,683     57.1         165,727    55.8         696,093     58.4
                                                -------------- -------  ------------- -------- ------------- --------  -------------- -------   ------------- --------

  Worldwide services                                   76,452    26.0        304,848     26.1        80,396     27.7          87,417    29.4         325,446     27.3
                                                -------------- -------  ------------- -------- ------------- --------  -------------- -------   ------------- --------

Total IT software and solutions
    New software licenses                              60,250    20.5        234,037     20.1        44,296     15.3          45,768    15.4         209,082     17.5
    Maintenance and services                          191,513    65.2        769,816     66.0       201,783     69.5         207,376    69.8         812,457     68.1
                                                -------------- -------  ------------- -------- ------------- --------  -------------- -------   ------------- --------
                                                      251,763    85.8      1,003,853     86.1       246,079     84.8         253,144    85.2       1,021,539     85.7
                                                -------------- -------  ------------- -------- ------------- --------  -------------- -------   ------------- --------

Celerant consulting                                    41,793    14.2        162,064     13.9        44,049     15.2          43,907    14.8         170,893     14.3
                                                -------------- -------  ------------- -------- ------------- --------  -------------- -------   ------------- --------

Total net revenue
    New software licenses                              60,250    20.5        234,037     20.1        44,296     15.3          45,768    15.4         209,082     17.5
    Maintenance and services                          233,306    79.5        931,880     79.9       245,832     84.7         251,283    84.6         983,351     82.5
                                                -------------- -------  ------------- -------- ------------- --------  -------------- -------   ------------- --------

Total net revenue                                   $ 293,556   100.0    $ 1,165,917    100.0     $ 290,128    100.0       $ 297,051   100.0     $ 1,192,433    100.0
                                                ============== =======  ============= ======== ============= ========  ============== =======   ============= ========

Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

$13.5 million Q3 2004 payment from The Canopy Group, Inc. is recorded in Linux & Platform Services as maintenance and services revenue.

                                    Novell, Inc.
               Major IT Software and Solutions Included Within Reported Line Items

                       Identity-Based Computing

                              Identity Management & Web Services

                                   > Identity Manager (DirXML)
                                   > Web Services (exteNd)
                                   > eDirectory
                                   > BorderManager
                                   > SecureLogin
                                   > iChain

                              Resource Management

                                   > ZEN Products
                                   > Red Carpet Products

                       Cross platform services

                              Linux & Platform Services

                                   > Open Enterprise Server
                                   > SUSE LINUX Enterprise Server
                                   > SUSE LINUX Professional
                                   > NetWare
                                   > Small Business Suite
                                   > Cluster Services

                              Collaboration & Other Products

                                   > GroupWise
                                   > Other Products

                              Worldwide services

                                   > IT Consulting Services
                                   > Technical Support Services
                                   > Training Services